                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 18, 2002
          -------------------------------------------------------

                              Wachovia Corporation
             --------------------------------------------------
           (Exact name of registrant as specified in its charter)

North Carolina                      1-10000                     56-0898180
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
         of incorporation)        File Number)               Identification No.)


             One Wachovia Center
          Charlotte, North Carolina                           28288-0013
--------------------------------------------------------------------------------
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code    (704) 374-6565
                                                  ------------------------------


        (Former name or former address, if changed since last report.)

Item 5. Other Events.

         On April 18, 2002, Wachovia Corporation ("Wachovia") issued a news release announcing its financial results for the first quarter ended March 31, 2002 (the "News Release"). The News Release is attached as Exhibit 99(a) to this report and is incorporated into this Item 5 by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         99(a)    The News Release.

         99(b)    The Quarterly Earnings Report (as defined below).

         99(c)    The Earnings Review Presentation (as defined below).

Item 9.    Regulation FD Disclosure.

         On April 18, 2002, in connection with Wachovia's issuance of the News Release, Wachovia released its First Quarter 2002 Quarterly Earnings Report (the "Quarterly Earnings Report") and Highlights of First Quarter 2002 Quarterly Earnings Report presentation (the "Earnings Review Presentation" and, together with the Quarterly Earnings Report, the "Earnings Materials"), which include certain additional historical and forward-looking financial information relating to Wachovia. In addition, on April 18, 2002, Wachovia intends to hold a conference call/webcast to discuss the News Release and the Earnings Materials. The Quarterly Earnings Report and the Earnings Review Presentation are attached as Exhibits 99(b) and 99(c), respectively, to this report and are incorporated into this Item 9 by reference.

   *                                  *                                  *
         This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements with respect to Wachovia, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Wachovia, including, without limitation, (i) statements relating to certain of Wachovia's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "probably", "potentially", "projects" , "outlook" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia's control). The following factors, among others, could cause Wachovia's financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements: (1) the risk that the businesses of former First Union Corporation and former Wachovia Corporation in connection with their merger (the "Merger") will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia's loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) inflation, interest rate, market and monetary fluctuations; (8) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia's capital markets and capital management activities, including, without limitation, its mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (9) the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; (10) the willingness of customers to accept third party products marketed by Wachovia; (11) the willingness of customers to substitute competitors' products and services for Wachovia's products and services and vice versa; (12) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (13) technological changes; (14) changes in consumer spending and saving habits; (15) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other charges related thereto; (16) the growth and profitability of Wachovia's noninterest or fee income being less than expected;
(17) unanticipated regulatory or judicial proceedings; (18) the impact of changes in accounting policies by the Securities and Exchange Commission; (19) adverse changes in the financial performance and/or condition of Wachovia's borrowers which could impact the repayment of such borrowers' outstanding loans;
(20) the impact on Wachovia's businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (21) the success of Wachovia at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by Wachovia with the Securities and Exchange Commission.

         Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 WACHOVIA CORPORATION

Date: April 18, 2002             By:/s/ Robert P. Kelly
                                    --------------------------------------------
                                    Name:   Robert P. Kelly
                                    Title:  Senior Executive Vice President and
                                            Chief Financial Officer

                               Exhibit Index


     Exhibit No.                               Description
     -----------                               -----------
     99(a)                                     The News Release.

     99(b)                                     The Quarterly Earnings Report.

     99(c)                                     The Earnings Review Presentation.